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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) - OCTOBER 9, 2002




                                  CAPRIUS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         DELAWARE                    0-11914             22-2457487
(STATE OR OTHER JURISDICTION       (COMMISSION         (I.R.S. EMPLOYER
     OF INCORPORATION)             FILE NUMBER)       IDENTIFICATION NO.)




                    ONE PARKER PLAZA, FORT LEE, NEW JERSEY 07024
                (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)




       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE - (201) 592-8838


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


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

      On October 9, 2002, Opus Diagnostics, Inc. ("Opus"), a Delaware corporation and wholly-owned subsidiary of Caprius, Inc., a Delaware corporation ("Registrant"), sold the assets of its therapeutic drug monitoring business (the "TDM Business") to Seradyn, Inc., a Delaware corporation ("Seradyn"), pursuant to a Purchase and Sale Agreement (the "Purchase Agreement") among Opus, Registrant and Seradyn. The purchase price was $6,000,000, subject to adjustment on a dollar-for-dollar basis to the extent the net asset value of the purchased assets as shown on a post-closing pro forma asset statement is greater than $420,000 or less than $380,000. $600,000 of the purchase price was deposited into an escrow account to be held for indemnity claims, of which $300,000 would be released after one year and the balance after two years, assuming no indemnification claims are asserted by Seradyn. In addition, Opus is required to provided certain specified transition services to Seradyn in connection with the purchased assets. The Purchase Agreement is filed as
      Exhibit 10.1 hereto and is incorporated herein by reference.

      Opus' TDM Business was engaged in the development, distribution and sale of diagnostic assays, controls and calibrators. Opus had sold its products in kit form. Seradyn had been a contract manufacturer of the Opus TDM Business kits. Pursuant to a Consulting Agreement, Opus will consult with Seradyn on the ongoing projects for a $50,000 annual fee for a two year period. The purchased assets included three diagnostic assays still in development. Pursuant to a Royalty Agreement, Opus will receive royalty payments upon the commercialization of any of these assays based upon varying percentages of net sales.

      Registrant, Opus and its three executive officers entered into Noncompete Agreements with Seradyn restricting them for five years from competing in the TDM Business.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

The following financial statements and exhibits are filed herewith:

(a)   Financial Statements of business acquired.

      Not applicable

(b)   Pro forma financial information.

      The following unaudited pro forma condensed consolidated financial statements are filed with this report:

      Pro forma Condensed Consolidated Balance Sheet
      at June 30, 2002                          F-1

      Pro forma Condensed Consolidated Statements of Operations
            Year Ended September 30, 2001             F-2
            Nine Months Ended June 30, 2002           F-3

      The pro forma condensed consolidated balance sheet of the Registrant as of June 30, 2002, reflects the financial position of the Registrant after giving effect to the disposition of the assets and assumption of the liabilities discussed in Item 2 and assumes the disposition took place on June 30, 2002. The pro forma condensed consolidated statements of operations for the fiscal year ended September 30, 2001, and the nine months ended June 30, 2002, assume that the disposition occurred on October 1, 2000, and are based on the operations of the Registrant for the year ended September 30, 2001 and the nine months ended June 30, 2002.

      The unaudited pro forma condensed consolidated financial statements have been prepared by the Registrant based upon assumptions deemed proper by it. The unaudited pro forma condensed consolidated financial statements are not necessarily indicative of the future financial position or results of operations or actual results that would have occurred had the transaction been in effect as of the dates presented.

      The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the Registrant's historical financial statements and related notes.

(c)   Exhibits.

      10.1 Purchase and Sale Agreement, among Opus, Registrant and Seradyn, dated as of October 9, 2002.

      10.2  Royalty Agreement between Opus and Seradyn dated as of October 9,
            2002.

      10.3 Noncompete Agreement between Opus and Seradyn dated as of October 9, 2002.

      10.4 Consulting Agreement between Seradyn and Opus, dated as of October 9, 2002.

      99.1  Press Release, dated October 9, 2002.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  CAPRIUS, INC.


                                  By: /s/ George Aaron
                                      --------------------------
                                  Name:   George Aaron
                                  Title:  President


Dated:  October 24, 2002

                                  EXHIBIT INDEX

EXHIBIT     DESCRIPTION
------      -----------

10.1 Purchase and Sale Agreement among Opus, Registrant and Seradyn, dated as of October 9, 2002.

10.2        Royalty Agreement between Opus and Seradyn dated as of October 9,
            2002.

10.3 Noncompete Agreement between Opus and Seradyn dated as of October 9, 2002.

10.4 Services Agreement between Opus and Seradyn dated as of October 9, 2002.

99.1        Press Release, dated October 9, 2002.

                         PRO FORMA FINANCIAL INFORMATION
                         CAPRIUS, INC. AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
                                AT JUNE 30, 2002
                                  (UNAUDITED)


                                                                                           Pro Forma Adjustments
                                                                Historical          Opus (a)          Other             Pro Forma
ASSETS                                                         -----------         -----------    -----------          -------------

CURRENT ASSETS:
     Cash and cash equivalents                                 $   149,314         $         -    $ 5,400,000 (b)      $  5,549,314
     Accounts receivable, net of reserve for bad debts             474,463             316,984        600,000 (b)           757,479
     Inventories                                                   313,373             313,373              -                     -
     Other current assets                                            2,542                   -              -                 2,542
     Note receivable                                               245,000                   -              -               245,000
                                                               -----------         -----------    -----------          -------------
        Total current assets                                     1,184,692             630,357      6,000,000             6,554,335
                                                               -----------         -----------    -----------          -------------
PROPERTY AND EQUIPMENT:

     Medical equipment                                             341,140                   -              -               341,140
     Office furniture and equipment                                220,290              26,821              -               193,469
     Leasehold improvements                                            950                   -              -                   950
                                                               -----------         -----------    -----------          -------------
                                                                   562,380              26,821              -               535,559
     Less:  accumulated depreciation                               481,487              15,818              -               465,669
                                                               -----------         -----------    -----------          -------------
        Net property and equipment                                  80,893              11,003              -                69,890
                                                               -----------         -----------    -----------          -------------
OTHER ASSETS:

     Deferred acquisition costs                                    106,395                   -              -               106,395
     Goodwill, net of accumulated amortization                     866,841             790,500              -                76,341
     Other intangibles, net of accumulated amortization          1,241,317           1,241,317              -                     -
     Other                                                          22,794                   -              -                22,794
                                                               -----------         -----------    -----------          -------------
        Total other assets                                       2,237,347           2,031,817              -               205,530
                                                               -----------         -----------    -----------          -------------
TOTAL ASSETS                                                   $ 3,502,932         $ 2,673,177    $ 6,000,000          $  6,829,755
                                                               ===========         ===========    ===========          ============

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:

     Notes payable                                             $   550,000         $         -    $         -          $    550,000
     Accounts payable                                              269,876              33,238              -               236,638
     Accrued expenses                                              274,388              43,000        375,000 (c)           606,388
     Accrued compensation                                           85,560                   -              -                85,560
     Current maturities of long-term debt and capital
       lease obligations                                            12,107                   -              -                12,107
                                                               -----------         -----------    -----------          -------------
        Total current liabilities                                1,191,931              76,238        375,000             1,490,693

LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS,
  net of current maturities                                         25,702                   -              -                25,702
                                                               -----------         -----------    -----------          -------------
TOTAL LIABILITIES                                                1,217,633              76,238        375,000             1,516,395
                                                               -----------         -----------    -----------          -------------
COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY:
     Preferred stock, $.01 par value
        Authorized - 1,000,000 shares
        Issued and outstanding - Series A, none; Series B,
        convertible, 27,000 shares at June 30, 2002
        Liquidation preference $2,700,000                        2,700,000                   -              -             2,700,000
     Common stock, $.01 par value
        Authorized - 50,000,000 shares
        Issued - 17,121,362 shares at June 30, 2002                171,214                   -              -               171,214
     Additional paid-in capital                                 67,154,517                   -              -            67,154,517
     Accumulated deficit                                       (67,738,182)          2,596,939      5,625,000 (b)(c)    (64,710,121)
     Treasury stock (22,500 common shares, at cost)                 (2,250)                  -              -                (2,250)
                                                               -----------         -----------    -----------          -------------
        Total stockholders' equity                               2,285,299           2,596,939      5,625,000             5,313,360
                                                               -----------         -----------    -----------          -------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                     $ 3,502,932         $ 2,673,177    $ 6,000,000          $  6,829,755
                                                               ===========         ===========    ===========          ============


      (a) To eliminate the assets and liabilities included in the balance sheet of the Company's
          Opus Diagnostics business as of June 30, 2002.

      (b) To reflect the exchange of the cash for the net assets of Opus Diagnostics, of which 10%
          is held in escrow.

      (c) To reflect transaction costs and liabilities incurred by the Company from the sale of
          Opus Diagnostics.



                         PRO FORMA FINANCIAL INFORMATION
                         CAPRIUS, INC. AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED SEPTEMBER 30, 2001
                                   (UNAUDITED)

                                                                                     Pro Forma Adjustments
                                                                Historical       Opus (a)          Other        Pro Forma
                                                               -----------      -----------    -----------     ------------
REVENUES:
      Net patient service revenues                             $ 1,502,602      $         -    $         -     $  1,502,602
      Net product sales                                          2,043,488        2,043,488              -                -
                                                               -----------      -----------    -----------     ------------
           Total revenues                                        3,546,090        2,043,488              -        1,502,602
                                                               -----------      -----------    -----------     ------------
OPERATING EXPENSES:
      Cost of service operations                                 1,077,230                -              -        1,077,230
      Cost of product sales                                        714,734          714,734              -                -
      Selling, general and administrative                        1,821,624          145,730 (b)          -        1,675,894
      Goodwill impairment                                          500,000                -              -          500,000
      Research and development                                     186,894          186,894              -                -
      Provision for bad debt and collection costs                   23,523                -              -           23,523
                                                               -----------      -----------    -----------     ------------
           Total operating expenses                              4,324,005        1,047,358              -        3,276,647
                                                               -----------      -----------    -----------     ------------
           Operating income (loss)                                (777,915)         996,130              -       (1,774,045)

Interest income                                                      4,436                -              -            4,436
Interest expense                                                   (45,108)               -              -          (45,108)
                                                               -----------      -----------    -----------     ------------
      Net income (loss)                                        $  (818,587)     $   996,130    $         -     $ (1,814,717)
                                                               ===========      ===========    ===========     ============
Net loss per basic and diluted common share                    $     (0.05)     $         -    $         -     $      (0.11)
                                                               ===========      ===========    ===========     ============
Weighted average number of common shares outstanding,
      basic and diluted                                         17,054,092                -              -       17,054,092
                                                               ===========      ===========    ===========     ============


      (a) To eliminate the operations of Opus Diagnostics for the entire period.

      (b) This amount includes expenses related only to Opus Diagnostics. It does not include an allocation of corporate overhead expenses and non assumed expenses of Opus Diagnostics.



                         PRO FORMA FINANCIAL INFORMATION
                         CAPRIUS, INC. AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE NINE MONTHS ENDED JUNE 30, 2002
                                   (UNAUDITED)


                                                                                     Pro Forma Adjustments
                                                                Historical       Opus (a)          Other        Pro Forma
                                                               -----------      -----------    -----------     -----------
REVENUES:
      Net patient service revenues                             $ 1,231,066      $         -    $         -     $ 1,231,066
      Net product sales                                          1,590,880        1,590,880              -               -
                                                               -----------      -----------    -----------     -----------
           Total revenues                                        2,821,946        1,590,880              -       1,231,066
                                                               -----------      -----------    -----------     -----------
OPERATING EXPENSES:
      Cost of service operations                                   855,515                -              -         855,515
      Cost of product sales                                        423,555          423,555              -               -
      Selling, general and administrative                        1,533,118          122,649 (b)          -       1,410,469
      Research and development                                     118,826          118,826              -               -
      Provision for bad debt and collection costs                   50,396                -              -          50,396
                                                               -----------      -----------    -----------     -----------
           Total operating expenses                              2,981,410          665,030              -       2,316,380
                                                               -----------      -----------    -----------     -----------
           Operating income (loss)                                (159,464)         925,850              -      (1,085,314)

Interest income                                                      1,947                -              -           1,947
Interest expense                                                   (39,546)               -              -         (39,546)
                                                               -----------      -----------    -----------     -----------
      Net income (loss)                                        $  (197,063)     $   925,850    $         -     $(1,122,913)
                                                               ===========      ===========    ===========     ===========
Net loss per basic and diluted common share                    $     (0.01)     $         -    $         -     $     (0.07)
                                                               ===========      ===========    ===========     ===========
Weighted average number of common shares outstanding,
      basic and diluted                                         17,098,862                -              -      17,098,862
                                                               ===========      ===========    ===========     ===========


      (a) To eliminate the operations of Opus Diagnostics for the entire period.

      (b) This amount includes expenses related only to Opus Diagnostics. It does not include an allocation of corporate overhead expenses and non assumed expenses of Opus Diagnostics.
